CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K of Value Line, Inc. (the “Company”), for the period ended April 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jean Bernhard Buttner, Chairman & Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 25, 2005	By:	/s/ Jean Bernhard Buttner

Jean Bernhard Buttner Chairman & Chief Executive Officer

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K of Value Line, Inc. (the “Company”), for the period ended April 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David T. Henigson, Vice President & Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 25, 2005	By:	/s/ David T. Henigson

David T. Henigson Vice President & Treasurer

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K of Value Line, Inc. (the “Company”), for the period ended April 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stephen R. Anastasio, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 25, 2005	By:	/s/ Stephen R. Anastasio

Stephen R. Anastasio Chief Financial Officer